THE MANAGERS FUNDS
            MANAGERS SPECIAL EQUITY FUND

          Supplement dated September 25, 2002
          to the Prospectus dated May 1, 2002


  The following information supersedes any information to the contrary relating to Managers Special Equity Fund contained in the Fund's Prospectus dated May 1, 2002:

MANAGERS SPECIAL EQUITY FUND (the "FUND")

  Effective September 25, 2002, Donald Smith & Co., Inc.
("Donald Smith"), located at East 80, Route 4, Paramus New
Jersey, replaced Goldman Sachs Asset Management ("Goldman
Sachs") as a sub-adviser for Managers Special Equity Fund.
Westport Asset Management, Inc., Pilgrim Baxter &
Associates, Ltd., Kern Capital Management LLC and Skyline
Asset Management, L.P. remain as the other sub-advisers for the Fund. Donald Smith will be paid 0.50% per annum of the average daily net assets of the portion of the Fund that Donald Smith manages (i.e., the same fee rate as was previously paid to Goldman Sachs for managing its portion of the assets of the Fund).

  The Fund's assets are currently allocated among five asset managers, each of which acts independently of the other and uses its own methodology to select portfolio investments. Three asset managers utilize a value approach to investing whereby they seek to identify companies whose businesses are for some reason not being fully recognized by others and which are thus selling at valuations less than should be expected. The other two asset managers utilize a growth approach to investing whereby they seek to identify companies which are exhibiting rapid growth in their businesses. All five asset managers examine the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. The asset managers, thus, expect to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks such as, among other things, increases in the price to earnings ratio. A stock is typically sold if the asset managers believe that the future profitability of a company does not support its current stock price.

  As of June 30, 2002, Donald Smith had approximately
$660 million in assets under management. Donald G. Smith is the portfolio manager of the portion of the assets managed by Donald Smith. He has been the President and a portfolio manager for Donald Smith since 1983.


September 25, 2002